Appendix B

EXECUTION COPY

SHAREHOLDERS’ AGREEMENT AND IRREVOCABLE PROXY

      THIS SHAREHOLDERS’ AGREEMENT AND IRREVOCABLE PROXY, dated as of January 14, 2005 (this “Agreement”), among COMMERCIAL NET LEASE REALTY, INC., a Maryland corporation (“NNN”) and RAYMOND DI PAGLIA, NADINE DI PAGLIA AND THE DI PAGLIA FAMILY TRUST, Shareholders of the Company (each, a “Shareholder” and, collectively, the “Shareholders”). Capitalized terms used without definition herein having the meanings assigned to them in the Merger Agreement (as defined below).

      WHEREAS, NNN, National Properties Corporation and Raymond Di Paglia (the “Company”) are, concurrently with the execution and delivery of this Agreement, entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), pursuant to which the Company will merge with and into NAPE Acquisition, Inc., a wholly owned direct subsidiary of NNN (the “Merger”);

      WHEREAS, as of the date hereof, each Shareholder is the record and beneficial owner of the number of shares of Company Common Stock set forth on the signature page hereof beneath such Shareholder’s name (with respect to each Shareholder, such Shareholder’s “Existing Shares” and, together with any shares of Company Common Stock acquired after the date hereof, whether upon the exercise of warrants, options, conversion of convertible securities or otherwise, such Shareholder’s “Shares”) and the record and beneficial owner of options or warrants to purchase the number of shares of Company Common Stock set forth on the signature page hereof beneath such Shareholder’s name;

      WHEREAS, as an inducement and a condition to entering into the Merger Agreement, NNN has required that the Shareholders agree, and the Shareholders have agreed, to enter into this Agreement;

      WHEREAS, among other things, the Shareholders, NNN and the Company desire to set forth their agreement with respect to the voting of the Shares in connection with the Merger, upon the terms and subject to the conditions set forth herein.

      NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

      1.     Voting.

1.1. Agreement to Vote. Each Shareholder hereby agrees, severally and not jointly, that it shall, and shall cause the holder of record on any applicable record date to, from time to time, at the request of NNN, at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of Shareholders of the Company, however called, or in connection with any written consent of the holders of Company Common Stock, (a) if a meeting is held, appear at such meeting or otherwise cause the Shares to be counted as present thereat for purposes of establishing a quorum, and (b) vote or consent (or cause to be voted or consented), in person or by proxy, all Shares, and any other voting securities of the Company (whether acquired heretofore or hereafter) that are beneficially owned or held of record by such Shareholder or as to which such Shareholder has, directly or indirectly, the right to vote or direct the voting.

1.2. Grant of Proxy. Each Shareholder hereby irrevocably appoints and constitutes NNN and each of Craig Macnab, Kevin B. Habicht and Julian E. Whitehurst in their respective capacities as officers of NNN, agents, attorneys and proxies of the undersigned, with full power of substitution and resubstitution, to the full extent of the undersigned’s rights with respect to the Shares, to vote the Shares as follows: the agents and proxies named above are empowered at any time prior to termination of this proxy to exercise all voting and other rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) of the undersigned at every annual, special or adjourned meeting of Company Shareholders, and in every written consent in lieu of such a meeting, or otherwise, in favor of adoption of the Merger Agreement.

1.3. No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in NNN any direct or indirect ownership or incidence of ownership of or with respect to any Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to the Shareholders, and NNN shall have no authority to manage, direct, superintend, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Shareholders in the voting of any of the Shares, except as otherwise provided herein, or in the performance of the Shareholders’ duties or responsibilities as Shareholders of the Company.

1.4. Receipt of Merger Agreement. Each Shareholder acknowledges receipt of copies of the Merger Agreement and all exhibits and schedules thereto.

1.5. No Inconsistent Agreements. Each Shareholder hereby covenants and agrees that, except as contemplated by this Agreement and the Merger Agreement, the Shareholder (a) has not entered, and shall not enter at any time while this Agreement remains in effect, into any voting agreement or voting trust with respect to the Shares and (b) has not granted, and shall not grant at any time while this Agreement remains in effect, a proxy or power of attorney with respect to the Shares, in either case, which is inconsistent with such Shareholder’s obligations pursuant to this Agreement.

      2.     Representations and Warranties of Each Shareholder. Each Shareholder hereby, severally and not jointly, represents and warrants to NNN as follows:

2.1. Authorization; Validity of Agreement; Necessary Action. Such Shareholder has full power and authority to execute and deliver this Agreement, to perform such Shareholder’s obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance by such Shareholder of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by such Shareholder and no other actions or proceedings on the part of such Shareholder are necessary to authorize the execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby. This Agreement has been duly executed and delivered by such Shareholder, and, assuming this Agreement constitutes a valid and binding obligation of NNN, constitutes a valid and binding obligation of such Shareholder, enforceable against it in accordance with its terms.

2.2. Consents and Approvals; No Violations. Except for filings required under applicable federal and state securities laws and regulations, none of the execution, delivery or performance of this Agreement by such Shareholder nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof will (i) require any filing with, or approval of, any Governmental Entity, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, guarantee, other evidence of indebtedness, lease, license, contract, agreement or other instrument or obligation to which such Shareholder is a party or by which it or any of its properties or assets may be bound or (iii) violate any permit, concession, franchise, license, judgment, injunction, order, decree, statute, law, ordinance, rule or regulation applicable to it or any of its properties or assets.

2.3. Shares. Such Shareholder’s Existing Shares are, and all of its Shares on the Closing Date shall be, owned beneficially and of record by such Shareholder. As of the date hereof, such Shareholder’s Existing Shares constitute all of the shares of Company Common Stock owned of record or beneficially by such Shareholder. All of such Shareholder’s Existing Shares are issued and outstanding, and, except as set forth on the signature pages hereto, such Shareholder does not own, of record or beneficially, any warrants, options or other rights to acquire any shares of Company Common Stock or any other capital stock of the Company. Such Shareholder has sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder’s Existing

Shares and will have sole voting power, sole power of disposition, sole power to issue instructions with respect to the matters set forth in Article I hereof, and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shareholder’s Shares on the Closing Date, with no limitations, qualifications or restrictions on such rights, subject to applicable federal securities laws and the terms of this Agreement. Such Shareholder has good and marketable title to its Existing Shares and at all times during the term hereof and on the Closing Date will have good and marketable title to its Shares, free and clear of all security interests, liens, claims, pledges, agreements, limitations in the Shareholder’s voting rights, charges or other encumbrances of any nature (“Liens”).

2.4. No Finder’s Fees. Except as previously disclosed to NNN in writing, no broker, investment banker, financial advisor or other Person is entitled to any broker’s, finder’s, financial advisor’s or other similar fee or commission in connection with the transactions contemplated hereby or the Merger based upon arrangements made by or on behalf of such Shareholder.

2.5. No Group. Each Shareholder is acting individually and not as part of a “group” as defined in the Exchange Act.

      3.     Miscellaneous.

3.1. Further Agreements of Shareholders.

(a) Each Shareholder, severally and not jointly, hereby agrees, while this Agreement is in effect, and except as contemplated hereby, not to sell, transfer, pledge, encumber, assign or otherwise dispose of, enforce or permit the execution of the provisions of any redemption, share purchase or sale, recapitalization or other agreement with the Company or enter into any contract, option or other arrangement or understanding with respect to or consent to the offer for sale, sale, transfer, pledge, encumbrance, assignment or other disposition of, any of its Existing Shares, any Shares acquired after the date hereof, any securities exercisable for or convertible into Company Common Stock or any interest in any of the foregoing.

(b) Each Shareholder shall not request that the Company or its transfer agent register the transfer (book-entry or otherwise) of any certificate or uncertificated interest representing any of such Shareholder’s Shares, and hereby consents to the entry of stop transfer instructions by the Company of any transfer of such Shareholder’s Shares, unless such transfer is made in compliance with this Agreement.

(c) In the event of a stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend or distribution, or any change in the Company Common Stock by reason of any stock dividend, split-up, recapitalization, combination, exchange of shares or the like, the term “Shares” shall be deemed to refer to and include the Shares as well as all such stock dividends and distributions and any shares into which or for which any or all of the Shares may be changed or exchanged. Each Shareholder shall be entitled to receive any cash dividend paid by the Company during the term of this Agreement until the Shares are canceled in the Merger or purchased hereunder.

(d) Each Shareholder shall not, nor shall it authorize or permit any Affiliate, director, officer, employee, or any investment banker, attorney or other advisor, agent or representative of, such Shareholder (collectively, the “Representatives”) to, directly or indirectly, (i) solicit, initiate, encourage or induce the making, submission or announcement of any Acquisition Proposal, (ii) participate in any discussions or negotiations regarding, or furnish to any person any non-public information with respect to, or take any other action to facilitate any inquiries or the making of any Acquisition Proposal, (iii) engage in discussions with any person with respect to any Acquisition Proposal, (iv) approve, endorse or recommend any Acquisition Proposal or (v) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any Acquisition Proposal. From and after the date hereof, each Shareholder shall and shall cause its Representatives to, immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to Acquisition Proposal.

(e) Each Shareholder covenants and agrees with the other Shareholders and for the benefit of the Company (which shall be a third party beneficiary of this Section 3.1(e)) to comply with and perform all its obligations under this Agreement.

3.2. Termination. This Agreement shall terminate and no party shall have any rights or duties hereunder upon the Effective Time. Nothing in this Section 3.2 shall relieve or otherwise limit any party of liability for breach of this Agreement.

3.3. Several Obligations; Capacity.

(a) The representations, warranties, covenants, agreements and conditions of this Agreement applicable to the Shareholders are several and not joint.

(b) The obligations of the Shareholders hereunder are several and not joint and the covenants and agreements of the Shareholders herein are made only in their capacity as Shareholders of the Company and not as directors.

3.4. Further Assurances. From time to time, at the other party’s request and without further consideration, each party hereto shall execute and deliver such additional documents and take all such further action as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

3.5. Notices. All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered personally or sent by nationally recognized overnight courier or by registered or certified mail, postage prepaid, return receipt requested, or by electronic mail, with a copy thereof to be delivered or sent as provided above or by facsimile or telecopier, as follows:

(a) If to NNN:

Commercial Net Lease Realty, Inc.
450 S. Orange Avenue, Suite 900
Orlando, FL 32801
Attn: Kevin B. Habicht

with a copy to:

Shaw Pittman LLP
2300 N Street, N.W.
Washington, D.C. 20037
Attn: Jeffrey B. Grill, Esq.
Fax: (202) 663-8007

(b) If to any of the Shareholders, to it at the address set forth under its name on the signature pages hereto or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, nationally recognized overnight courier or registered or certified mail, on the date of such delivery and (ii) in the case of facsimile or telecopier or electronic mail, upon confirmed receipt.

3.6. Interpretation. When a reference is made in this Agreement to Sections, subsections, Schedules or Exhibits, such reference shall be to a Section, subsection, Schedule or Exhibit to this Agreement unless otherwise indicated. The words “include,” “includes” and “including” when used herein shall be deemed in each case to be followed by the words “without limitation.” The word “herein” and similar references mean, except where a specific Section or Article reference is expressly indicated, the entire Agreement rather than any specific Section or Article. The table of contents and the headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

3.7. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

3.8. Entire Agreement; No Third Party Beneficiaries. This Agreement, the Merger Agreement and the Escrow Agreement constitute the entire agreement and supersedes all prior agreements and understandings (other than the Confidentiality Agreement), both written and oral, among the parties with respect to the subject matter hereof and thereof, and is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

3.9. Amendments; Assignment. This Agreement may not be amended except by written agreement by all the parties. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by any of the parties without the prior written consent of the other parties, and any purported assignment without such consent shall be void; provided that Buyer may assign its rights and obligations hereunder to any direct or indirect wholly owned subsidiary of Buyer without such consent.

3.10. Failure or Indulgence Not Waiver; Remedies Cumulative. No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive to, and not exclusive of, any rights or remedies otherwise available.

3.11. Governing Law; Enforcement. This Agreement and the rights and duties of the parties hereunder shall be governed by, and construed in accordance with, the law of the State of Maryland. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any state or federal court in the State of Maryland, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto, (a) consents to submit itself to the personal jurisdiction of the state or federal courts in the State of Maryland in the event any dispute arises out of this Agreement or any transaction contemplated hereby, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it will not bring any action relating to this Agreement or any transaction contemplated hereby in any court other than the state or federal courts of the State of Maryland and (d) waives any right to trial by jury with respect to any action related to or arising out of this Agreement or any transaction contemplated hereby.

3.12. Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

[Signatures Next Page]

      IN WITNESS WHEREOF, NNN and each of the Shareholders have caused this Agreement to be signed by their respective officers or other authorized person thereunto duly authorized as of the date first written above.

COMMERCIAL NET LEASE REALTY, INC.

By:	/s/ Craig Macnab

Name: Craig Macnab

Title:	Chief Executive Officer and President

[Remainder of page intentionally left blank]

[Additional signature page to follow]

RAYMOND DI PAGLIA

/s/ Raymond Di Paglia

Number of Existing Shares: 131,000

Notices Address:

4500 Merle Hay Road
Des Moines, Iowa 50310
Fax: (515) 278-1168

NADINE DI PAGLIA

/s/ Nadine Di Paglia

Number of Existing Shares: 1,000

Notices Address:

4500 Merle Hay Road
Des Moines, Iowa 50310
Fax: (515) 278-1168

THE DI PAGLIA FAMILY TRUST

/s/ Raymond Di Paglia

By: Raymond Di Paglia, sole trustee

Number of Existing Shares: 85,000

Notices Address:

4500 Merle Hay Road
Des Moines, Iowa 50310
Fax: (515) 278-1168